                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)
                                               April 19, 2004 (April 19, 2004)



                         RTI INTERNATIONAL METALS, INC.
             (Exact name of registrant as specified in its charter)



     Ohio                        001-14437                      52-2115953
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



                               1000 Warren Avenue
                                     Niles, OH                         44446
                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code               (330) 544-7700

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ITEM 5      OTHER EVENTS

            Institutional Shareholder Services ("ISS") requested that RTI International Metals, Inc., ("RTI") provide ISS with additional information about tax fees that RTI reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that RTI publish this information either in a Form 8-K filing or in a press release. The following is the information that addresses the questions raised by ISS for 2003 fees:

                                                                2003
                                                                ----
Audit Fees                                                    $ 340,675
Audit-Related Fees                                               48,000
Tax Fees - Preparation and Compliance                           188,500
                                                              ---------
Total Audit, Audit-Related and Tax
            Preparation and Compliance Fees                     577,175
                                                              ---------

Other Non-audit Fees:
Tax Fees-Other (1)                                              272,798
All Other Fees                                                   34,000
                                                              ---------
Total-Other Fees                                                306,798
                                                              ---------
Total-Fees                                                    $ 883,973
                                                              =========


     (1) Tax Fees-Other includes advice on return filing matters including an IRS examination of prior years of $148,405, state, federal and international consulting advice of $114,512 and other tax advice of $9,881.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              RTI INTERNATIONAL MEETALS, INC.



                                              /s/ Dawne S. Hickton

                                              Dawne S. Hickton
                                              Vice President and General Counsel


Date:    April 19, 2004
         Niles, Ohio